                                                                     EXHIBIT 10

                                 ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-59541 for Hartford Life Insurance Company Separate Account Two on Form N-4.

                                                  /s/Arthur Andersen LLP
Hartford, Connecticut
April 12, 1999